UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

Alaunos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33038	84-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8030 El Rio Street

Houston, TX 77054

(Address of principal executive offices, including zip code)

(346) 355-4099

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

At the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Alaunos Therapeutics, Inc. (the “Company”), held on June 6, 2023, and as further described in Item 5.07 below, upon the recommendation of the Company’s Board of Directors (the “Board”), the Company’s stockholders voted on and approved an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock from 420,000,000 shares to 520,000,000 shares.

The foregoing description of the Amendment is qualified, in its entirety, by the full text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

The Amendment became effective on June 12, 2023 upon filing with the Secretary of State of the State of Delaware.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on June 12, 2023, the Company filed the Amendment with the Secretary of State of the State of Delaware. The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting, at which a quorum was present, was held on June 6, 2023. The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

At the Annual Meeting, the stockholders of the Company voted on the following seven proposals: (1) to elect the Board’s seven nominees for director to hold office until the Company’s 2024 Annual Meeting of Stockholders (“Proposal 1”); (2) to ratify the selection by the Audit Committee of the Board of RSM US LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023 (“Proposal 2”); (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2023 (“Proposal 3”); (4) to indicate, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of the Company’s named executive officers (“Proposal 4”); (5) to approve the amendment and restatement of the Company’s Certificate of Incorporation, to, at the discretion of the Board, effect a reverse stock split with respect to the Company’s issued and outstanding common stock, par value $0.001 per share, including stock held by the Company as treasury shares, at a reverse stock split ratio of 1-for-5 to 1-for-15, inclusive (“Proposal 5”), (6) to approve an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of common stock from 420,000,000 shares to 520,000,000 shares (“Proposal 6”), and (7) to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 5 and Proposal 6 (“Proposal 7”). The final results of the voting on each proposal are set forth below.

Proposal 1 - Election of Directors

The Company’s stockholders elected all seven persons listed below as directors, each to serve until the Company’s 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The votes cast were as follows:

Nominee	For	Withheld	Broker Non- Votes
Kevin S. Boyle, Sr.	89,315,636	19,507,484	72,019,091
Robert J. Hofmeister	90,826,591	17,996,529	72,019,091
James Huang	91,170,874	17,652,246	72,019,091
Robert W. Postma	91,077,868	17,745,252	72,019,091
Mary Thistle	84,476,151	24,346,969	72,019,091
Jaime Vieser	92,089,998	16,733,122	72,019,091
Holger Weis	91,088,907	17,734,213	72,019,091

Proposal 2 - Ratification of the Selection by the Audit Committee of the Board of Directors of RSM US LLP as the Independent Registered Public Accounting Firm of the Company for its Fiscal Year Ending December 31, 2023

The Company’s stockholders approved Proposal 2. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
165,357,175	14,209,546	1,275,490	—

Proposal 3 - Advisory Vote on Executive Compensation

The Company’s stockholders approved, on a non-binding advisory basis, Proposal 3. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
85,893,572	20,980,848	1,948,700	72,019,091

Proposal 4 - Advisory Vote on Frequency of “Say-on-Pay”

The Company’s stockholders indicated, on an advisory basis, the preferred frequency of shareholder advisory votes on the compensation of our named executive officers as follows:

One Year	Two Years	Three Years	Abstain
94,445,383	776,719	3,126,416	10,474,602

Proposal 5 - Approval of the Amendment and Restatement of the Certificate of Incorporation to, in the Discretion of the Board, Effect a Reverse Stock Split at a Ratio between 1-for-5 and 1-for-15, Inclusive

The Company’s stockholders approved Proposal 5. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
141,445,911	38,471,417	924,883	—

Proposal 6 - Approval of Amendment of the Certificate of Incorporation to Increase the Total Number of Authorized Shares of Common Stock from 420,000,000 Shares to 520,000,000 Shares

The Company’s stockholders approved Proposal 6. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
138,327,715	41,932,903	581,593	—

Proposal 7 - Adjournment

The Company’s stockholders approved Proposal 7. The votes cast were as follows:

For	Against	Abstain	Broker Non-Votes
144,264,709	34,642,989	1,934,513	—

No other items were presented for stockholder approval at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Alaunos Therapeutics, Inc., dated June 12, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaunos Therapeutics, Inc.

Date. June 12, 2023	By:	/s/ Melinda Lackey
	Name:	Melinda Lackey
	Title:	Senior Vice President, Legal and Administration